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                                                                   EXHIBIT 10.69

                                                                  EXECUTION COPY

                                 AMENDMENT NO. 3
                                       TO
                             NOTE PURCHASE AGREEMENT

            This AMENDMENT NO. 3 (the "Amendment") dated as of October 29, 2004, to the Note Purchase Agreement dated as of August 8, 2003 (as amended, supplemented or otherwise modified hereby and from time to time hereafter, the "Note Purchase Agreement") by and among Option One Owner Trust 2003-4 (the "Issuer"), Option One Mortgage Corporation (the "Servicer"), Option One Loan Warehouse Corporation (the "Depositor"), Falcon Asset Securitization Corporation ("Falcon"), Jupiter Securitization Corporation ("Jupiter"), Preferred Receivables Funding Corporation ("Prefco" and, together with Falcon and Jupiter, the "Conduit Purchasers"), the financial institutions party thereto (the "Committed Purchasers") and Bank One, NA (Main Office Chicago) (the "Note Agent"). Capitalized terms used herein but not specifically defined herein shall have the meanings given to such terms in the Note Purchase Agreement.

            PRELIMINARY STATEMENTS:

            (1) The Issuer, the Servicer, the Depositor, the Conduit Purchasers, the Committed Purchasers and the Note Agent are parties to the Note Purchase Agreement.

            (2) The Issuer has requested that the Purchasers agree to increase the Maximum Note Principal Balance.

            (3) In consideration of the mutual agreements contained herein, and for other valuable consideration, receipt of which is hereby acknowledged, the parties hereto have agreed to amend the Note Purchase Agreement as set forth herein.

            NOW, THEREFORE, the parties hereto agree as follows:

      SECTION 1. Amendment. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Note Purchase Agreement is hereby amended as follows:

            (a) The definition of "Maximum Note Principal Balance" set forth in
Section 1.01. of the Note Purchase Agreement is hereby restated in its entirety as follows:

            "Maximum Note Principal Balance" means (i) from October 31, 2004 through November 30, 2004, $1,500,000,000 and (ii) thereafter, $1,000,000,000, in each case, as such amount may be increased or decreased in accordance with the terms of this Agreement.

            (b) Schedule I to the Note Purchase Agreement is hereby replaced with Schedule I attached hereto.

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      SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date hereof when, and only when, the Note Agent shall have received the following:

            (a) an executed counterpart of this Amendment from each of the parties hereto.

      SECTIONS 3. Representations and Warranties. Each of the parties hereto represents and warrants that this Amendment and the Note Purchase Agreement, as amended by this Amendment, constitute legal, valid and binding obligations of such Person enforceable against such Person in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and general equitable principles.

      SECTION 4. Reference to and the Effect on the Note Purchase Agreement.

            (a) On and after the effective date of this Amendment, each reference in the Note Purchase Agreement to "this Agreement", "hereunder", "hereof, "herein" or words of like import referring to the Note Purchase Agreement and each reference to the Note Purchase Agreement in any certificate delivered in connection therewith, shall mean and be a reference to the Note Purchase Agreement as amended hereby.

            (b) Each of the parties hereto hereby agrees that, except as specifically amended above, the Note Purchase Agreement is hereby ratified and confirmed and shall continue to be in full force and effect and enforceable, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and general equitable principles.

      SECTION 5. Costs and Expenses. The Issuer agrees to pay on demand all reasonable costs and expenses of the Note Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Note Agent with respect thereto and with respect to advising the Note Agent as to its respective rights and responsibilities hereunder and thereunder.

      SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

      SECTION 7. Governing Law. This Amendment shall be construed in accordance with, and governed by the laws of the State of New York, without giving effect to its conflicts of law provisions.

                                     - 2 -
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            IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

                                        OPTION ONE OWNER TRUST 2003-4,
                                        as Issuer

                                        By: Wilmington Trust Company, not in its
                                            individual capacity, but solely as
                                            Owner Trustee

                                        By: /s/ Mary Kay Pupillo
                                            ------------------------------------
                                            NAME: MARY KAY PUPILLO
                                            Title: Assistant Vice President

                                        OPTION ONE LOAN WAREHOUSE
                                        CORPORATION, as Depositor

                                        By: ____________________________________
                                            Name:
                                            Title:

                                        OPTION ONE MORTGAGE CORPORATION, as
                                        Servicer

                                        By: ____________________________________
                                            Name:
                                            Title:

                                 Signature Page
                                       to

Amendment No. 3 to Note Purchase Agreement

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            IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

                                        OPTION ONE OWNER TRUST 2003-4,
                                        as Issuer

                                        By: Wilmington Trust Company, not in its
                                            individual capacity, but solely as
                                            Owner Trustee


                                        By: ____________________________________
                                            Name:
                                            Title:

                                        OPTION ONE LOAN WAREHOUSE
                                        CORPORATION, as Depositor

                                        By: /s/ Charles R. Fulton
                                            ------------------------------------
                                            Name: Charles R. Fulton
                                            Title: Assistant Secretary

                                        OPTION ONE MORTGAGE CORPORATION, as
                                        Servicer

                                        By: /s/ Charles R. Fulton
                                            ------------------------------------
                                            Name: Charles R. Fulton
                                            Title: Vice President

                                 Signature Page
                                       to

Amendment No. 3 to Note Purchase Agreement

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                                   FALCON ASSET SECURITIZATION
                                   CORPORATION, as a Conduit Purchaser

                                   By: /s/ Daniel J. Clarke
                                       -----------------------------------------
                                       Name: Daniel J. Clarke, Jr.
                                       Title: Authorized Signer

                                   JUPITER SECURITIZATION CORPORATION,
                                   as a Conduit Purchaser

                                   By: /s/ Daniel J. Clarke
                                       -----------------------------------------
                                       Name: Daniel J. Clarke, Jr.
                                       Title: Authorized Signer

                                   PREFERRED RECEIVABLES FUNDING
                                   CORPORATION, as a Conduit Purchaser

                                   By: /s/ Daniel J. Clarke
                                       -----------------------------------------
                                       Name: Daniel J. Clarke, Jr.
                                       Title: Authorized Signer

                                   BANK ONE, N.A., as a Committed Purchaser and as Note Agent

                                   By: /s/ Daniel J. Clarke
                                       -----------------------------------------
                                       Name: Daniel J. Clarke, Jr.
                                       Title: Managing Director

                                 Signature Page
                                       to

Amendment No. 3 to Note Purchase Agreement